UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LAM RESEARCH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! LAM RESEARCH CORPORATION ATTN: INVESTOR RELATIONS 4650 CUSHING PARKWAY FREMONT, CALIFORNIA 94538 LAM RESEARCH CORPORATION 2022 Annual Meeting Vote by November 7, 2022 11:59 PM ET You invested in LAM RESEARCH CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 8, 2022. Vote Virtually at the Meeting* November 8, 2022 9:30 A.M. PST Virtually at: www.virtualshareholdermeeting.com/LRCX2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D90879-P77171-Z83070 Get informed before you vote View the Notice and Proxy Statement and Annual Report Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D90880-P77171-Z83070 1. Election of Directors Nominees: 1c. Eric K. Brandt 1a. Sohail U. Ahmed 1d. Michael R. Cannon 1b. Timothy M. Archer 1e. Bethany J. Mayer 1f. Jyoti K. Mehra 1g. Abhijit Y. Talwalkar 1h. Lih Shyng (Rick L.) Tsai 1i. Leslie F. Varon 2. Advisory vote to approve the compensation of the named executive officers of Lam Research, or “Say on Pay.” 3. Ratification of the appointment of the independent registered public accounting firm for fiscal year 2023. NOTE: Other business that may properly come before the annual meeting (including any adjournment or postponement thereof) will be voted as the proxy holders deem advisable. For For For For For For For For For For For